                                                                    EXHIBIT 10.1


                                AMENDMENT NO. 4


          AMENDMENT NO. 4 dated as of March 30, 2000, between POLYMER GROUP, INC. ("PGI"); each of the other "Borrowers" identified under the caption
       ---
"BORROWERS" on the signature pages hereto, each of the Domestic Non-Borrower Guarantors identified under the caption "DOMESTIC NON-BORROWER GUARANTORS" on the signature pages hereto; each of the lenders identified under the caption "LENDERS" on the signature pages hereto (the "Lenders"); and THE CHASE MANHATTAN
                                              -------
BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").
                                      --------------------

          PGI, the other Borrowers, the Domestic Non-Borrower Guarantors, the Lenders referred to therein and the Administrative Agent are parties to a Second Amended, Restated and Consolidated Credit Agreement dated as of July 3, 1997 (as heretofore amended, the "Credit Agreement"), providing for the Lenders to extend
                         ----------------
credit (by way of revolving credit loans, term loans and letters of credit) to the Borrowers in U.S. Dollars and in certain Alternative Currencies in an amount at any time not exceeding U.S. $500,000,000. PGI has now requested that the Lenders consent (i) to the creation of an additional term loan facility under the Credit Agreement in U.S. Dollars in the amount of up to U.S. $100,000,000 to be used by PGI and its subsidiaries to finance capital expenditures and for general corporate purposes and (ii) to certain other amendments to the Credit Agreement. Accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Capitalized terms used but not otherwise
                      -----------
defined herein have the meanings given them in the Credit Agreement.

          Section 2.  Amendments. Subject to (i) the execution and delivery of
                      ----------
this Amendment No. 4 by each Obligor, by Lenders constituting the Majority Lenders under the Credit Agreement and by the Administrative Agent and (ii) the payment by PGI to the Administrative Agent for the account of the Lenders of such amendment, upfront and other fees as have been agreed to be paid in connection with the amendments to the Credit Agreement contemplated hereby, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          Section 2.01. General. References in the Credit Agreement (including
                        -------
references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended by this Section 2.

          Section 2.02. Preamble.  The fourth paragraph in the preamble to the
                        --------
Credit Agreement shall be amended by inserting after the amount "U.S. $500,000,000" the words "(which amount may, in the circumstances hereinafter provided, be increased to U.S. $600,000,000)".

          Section 2.03.  Definitions. Section 1.01 of the Credit Agreement shall
                         -----------
be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

          "Applicable Margin" shall mean with respect to Eurocurrency Revolving
           -----------------
     Credit Loans, Base Rate Revolving Credit Loans, Canadian Base Rate Loans, letter of credit fees (as such term is used in Section 2.03(g) hereof), commitment fees (as such term is used in Section 2.05 hereof), Eurocurrency Term B Loans, Base Rate Term B Loans, Eurocurrency Term B-1 Loans, Base Rate Term B-1 Loans, Eurocurrency Term C Loans and Base Rate Term C Loans during any Accrual Period (as defined below), the respective rates set forth below for such Loans of such Class and Type and such fees for such Accrual Period, which rates shall be based upon the Leverage Ratio for such Accrual Period:

--------------------------------------------------------------------------------------------------------------------
                               Base Rate
                               Revolving                              Euro-
                   Euro-        Credit                               currency    Base Rate
                  currency     Loans and     Letter                  Term B       Term B        Euro-
                  Revolving    Canadian        of                    and Term      and        currency     Base Rate
    Leverage       Credit      Base Rate     Credit      Commit-       B-1       Term B-1      Term C       Term C
      Ratio        Loans        Loans         Fees      ment Fees     Loans        Loans        Loans        Loans
--------------------------------------------------------------------------------------------------------------------
 Greater than
      or
 equal to 4.50     2.50%        1.25%        2.50%       0.500%       3.00%       1.75%        3.25%        2.00%
--------------------------------------------------------------------------------------------------------------------
 Greater than
  or equal to
 4.25 but less
   than 4.50       2.25%        1.00%        2.25%       0.375%       2.75%       1.50%        3.25%        2.00%
--------------------------------------------------------------------------------------------------------------------
 Greater than
  or equal to
 3.75 but less
   than 4.25       1.75%        0.50%        1.75%       0.375%       2.50%       1.25%        3.25%        2.00%
--------------------------------------------------------------------------------------------------------------------
 Greater than
  or equal to
 3.00 but less
   than 3.75       1.50%        0.25%        1.50%       0.300%       2.25%       1.00%        3.25%        2.00%
--------------------------------------------------------------------------------------------------------------------
 Greater than
  or equal to
 2.50 but less
   than 3.00       1.25%        0.25%        1.25%       0.250%       2.25%       1.00%        3.25%        2.00%
--------------------------------------------------------------------------------------------------------------------

  Less than
     2.50          1.00%        0.25%        1.00%       0.200%       2.25%       1.00%        3.25%        2.00%
--------------------------------------------------------------------------------------------------------------------

          For purposes hereof, an "Accrual Period" shall mean each of the
                                   --------------
     following successive periods, as applicable:

               (i) the period commencing during any fiscal quarter on the date (the "Change Date") that is the second Business Day following the
                -----------
          receipt by the Administrative Agent of the certificate referred to in clause (a) of the next following paragraph or

               (ii) in the event that PGI or any of its Restricted Subsidiaries makes an Acquisition and borrows hereunder in an amount equal to or greater than U.S. $25,000,000 (or the Foreign Currency Equivalent thereof) in connection with such Acquisition, the period commencing during any fiscal quarter on the second Business Day (the "Acquisition
                                                                     -----------
          Change Date") following the date of such Acquisition,
          -----------

     in each case to but not including the earlier of (x) the Change Date in the immediately following fiscal quarter and (y) the next Acquisition Change Date, provided, that the initial Accrual Period shall commence on the
           --------
     Effective Date and continue until the earlier of (x) the Change Date during the fiscal quarter ending on December 27, 1997 and (y) an Acquisition Change Date, and provided further, that the Leverage Ratio for any Accrual
                      -------- -------
     Period commencing with an Acquisition Change Date shall be calculated on a pro forma basis, as at the end of and for the period of four fiscal
     --- -----
     quarters most recently ended prior to the date of the related Acquisition for which financial statements of PGI are available, under the assumption that such Acquisition and the incurrence of any Indebtedness in connection with such Acquisition, shall have occurred at the beginning of the applicable period.

          The Leverage Ratio for the initial Accrual Period shall be determined on the basis of the certificate of a senior officer delivered pursuant to
     Section 7.01(p) hereof (together with the financial statements for the fiscal quarter on which such calculation is based). The Leverage Ratio for any Accrual Period after the initial Accrual Period shall be determined (a) if such Accrual Period commences with a Change Date, on the basis of a certificate of a senior officer setting forth a calculation of the Leverage Ratio as at the last day of the fiscal quarter immediately prior to the first day of such Accrual Period (together with the financial statements for the fiscal quarter on which such calculation is based) and (b) if such Accrual Period commences with an Acquisition Change Date, on the basis of the certificate of a senior officer delivered pursuant to Section 9.05(d)(iv)(z) hereof in connection with the related Acquisition.

          Anything in this Agreement to the contrary notwithstanding, the Applicable Margin shall be the highest applicable rate provided for above (i.e., 2.50% for Eurocurrency Revolving Credit Loans, 1.25% for Base Rate Revolving Credit Loans and Canadian Base Rate Loans, 2.50% for letter of credit fees, 0.50% for commitment fees, 3.00% for Eurocurrency Term B Loans and Eurocurrency Term B-1 Loans, 1.75% for

     Base Rate Term B Loans and Base Rate Term B-1 Loans, 3.25% for Eurocurrency Term C Loans and 2.00% for Base Rate Term C Loans (i) during any period when an Event of Default shall have occurred and be continuing or (ii) if the Obligors shall default in the delivery of any financial statements pursuant to Section 9.01(a) or 9.01(b) hereof, or in the delivery of the certificate of a senior financial officer pursuant to Section 9.05(d)(iv)(z).

          "Commitments" shall mean the Facility A Revolving Credit Commitments,
           -----------
     the Facility B Revolving Credit Commitments, the Term B Loan Commitments, the Term B-1 Loan Commitments and the Term C Loan Commitments.

          "Interest Period" shall mean, with respect to any Eurocurrency Loan,
           ---------------
     each period commencing on the date such Eurocurrency Loan is made or Converted from a Base Rate Loan or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, third or sixth (or, subject to the agreement of each Lender participating in such Loan in its sole discretion, twelfth) calendar month thereafter, as the Borrowers may select as provided in Section 4.05 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing:

               (i) if any Interest Period for any Revolving Credit Loan would otherwise end after the Revolving Credit Termination Date, such Interest Period shall end on the Revolving Credit Termination Date;

               (ii) no Interest Period for any Facility A Revolving Credit Loan may commence before and end after any Reduction Date unless, after giving effect thereto, the aggregate principal amount of the Facility A Revolving Credit Loans having Interest Periods that end after such Reduction Date shall be equal to or less than the aggregate amount of the Facility A Revolving Credit Commitments on such Reduction Date;

               (iii) no Interest Period for any Term B Loan may commence before and end after any Principal Payment Date applicable thereto unless, after giving effect thereto, the aggregate principal amount of the Term B Loans having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term B Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date;

               (iv) no Interest Period for any Term B-1 Loan may commence before and end after any Principal Payment Date applicable thereto unless, after giving effect thereto, the aggregate principal amount of the Term B-1 Loans having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term B-1 Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date;

               (v) no Interest Period for any Term C Loan may commence before and end after any Principal Payment Date applicable thereto unless, after giving effect thereto, the aggregate principal amount of the Term C Loans having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term C Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date;

               (vi) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and

               (vii) notwithstanding clauses (i), (ii), (iii), (iv) and (v) above, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

          "Lenders" shall mean, collectively, the Facility A Revolving Credit
           -------
     Lenders, the Facility B Revolving Credit Lenders, the Term B Loan Lenders, the Term B-1 Loan Lenders and the Term C Loan Lenders.

          "Loans" shall mean, collectively, the Facility A Revolving Credit
           -----
     Loans, the Facility B Revolving Credit Loans, the Term B Loans, the Term B-1 Loans and the Term C Loans.

          "Majority Term C Loan Lenders" shall mean Term C Loan Lenders holding
           ----------------------------
     at least 51% of the aggregate outstanding principal amount of the Term C Loans.

          "Notes" shall mean, collectively, the Facility A Revolving Credit
           -----
     Notes, the Facility B Revolving Credit Notes, the Term B Loan Notes, the Term B-1 Loan Notes and the Term C Loan Notes.

          "Term" refers, as applicable, to the Term B Loan Commitments, Loan
           ----
     Lenders, Loans and Loan Notes, the Term B-1 Loan Commitments, Loan Lenders, Loans and Loan Notes and the Term C Loan Commitments, Loan Lenders, Loans and Loan Notes.

          "Term C Loan Agreement" shall have the meaning assigned to such term
           ---------------------
     in Section 2.01(e) hereof

          "Term C Loan Closing Date" shall mean the date on which each of the
           ------------------------
     conditions precedent to the making of the Term C Loans specified in Sections 7.02 and 7.05 hereof shall have been satisfied or waived.

          "Term C Loan Commitment" shall mean, for each Term C Loan Lender, the
           ----------------------
     obligation of such Lender, pursuant to the provisions of Section 2.01(e) hereof, to make a Term C Loan to PGI on the Term C Loan Closing Date in U.S. Dollars in an amount up to but not exceeding the amount set opposite the name of such Lender pursuant to the Term C Loan Agreement, or in the case of any Person that becomes a Term C Loan Lender pursuant to an assignment permitted under Section 12.06(b) hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to Section
     2.04 hereof).

          "Term C Loan Commitment Termination Date" shall mean the Business Day
           ---------------------------------------
     immediately preceding April 30, 2000.

          "Term C Loan Lenders" shall mean (a) the Lenders and other financial
           -------------------
     institutions that shall have executed the Term C Loan Agreement pursuant to
     Section 2.01(e) hereof and (b) following such execution, the Lenders from time to time holding Term C Loans and Term C Loan Commitments after giving effect to any assignments thereof permitted by Section 12.06 hereof.

          "Term C Loan Notes" shall mean the promissory notes provided for by
           -----------------
     Section 2.08(e) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

          "Term C Loans" shall mean the loans provided for by Section 2.01(e)
           ------------
     hereof, which may be Base Rate Loans and/or U.S. Dollar denominated Eurocurrency Loans.

          Section 2.04.  Classes of Loans.  Section 1.03 of the Credit
                         ----------------
Agreement shall be deleted in its entirety and replaced with the following:

          "1.03 Classes, Types and Currencies of Loans. Loans hereunder are
                --------------------------------------
     distinguished by "Class", "Type" and "Currency". The "Class" of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Facility A Revolving Credit Loan, a Facility B Revolving Credit Loan, a Term B Loan, a Term B-1 Loan or a Term C Loan, each of which constitutes a Class. The "Type" of a Loan as used in connection with U.S. Dollar-denominated Loans refers to whether such Loan is a Base Rate Loan, a Eurocurrency Loan or a Eurodollar Loan, each of which constitutes a Type, and, as used in connection with Canadian Dollar-denominated Loans refers to whether such Loan is a Canadian Base Rate Loan or a Bankers' Acceptance Loan, each of which constitutes a Type. The "Currency" of a Loan refers to whether such Loan is to be made in U.S. Dollars, Dutch Guilders or Canadian Dollars, each of which constitutes a "Currency". Loans may be identified by Class, Type and Currency."

          Section 2.05.  Loans.  Section 2.01 of the Credit Agreement shall be
                         -----
amended by relettering paragraphs (e), (f) and (g) thereof, as paragraph (f),
(g) and (h), respectively, and inserting a new paragraph (e) as follows:

          "(e) Term C Loans. At any time and from time to time prior to the Term
               ------------
     C Loan Commitment Termination Date, PGI may request that the Lenders (or such other financial institutions as shall thereby agree to become Lenders hereunder), offer to enter into commitments to make Term C Loans in an aggregate principal amount up to but not exceeding U.S. $100,000,000. In the event that one or more of the Lenders (or such other financial institutions) offer, in their sole discretion, to enter into such commitments, and such Lenders (or other financial institutions) and PGI agree as to the amount of such commitments that shall be allocated to such Lenders (or other financial institutions) making such offers and the fees to be payable by PGI in connection therewith, such Lenders (and other financial institutions), the Administrative Agent and PGI shall execute and deliver an agreement (herein, the "Term C Loan Agreement") pursuant to
                                        ---------------------
     which such Lenders (and other financial institutions) shall become irrevocably obligated to make Term C Loans under this Agreement on the Term C Loan Closing Date in an amount equal to the amount of their respective Term C Loan Commitments specified in the Term C Loan Agreement.

          Following the execution and delivery of the Term C Loan Agreement, each Term C Loan Lender severally agrees, on the terms and conditions of this Agreement, to make loans to PGI in a single drawing on the Term C Loan Closing Date in U.S. Dollars in an aggregate principal amount up to but not exceeding such Lender's Term C Loan Commitment as then in effect. Any financial institution not theretofore a Lender hereunder, which shall become a Term C Loan Lender pursuant to this Section 2.01(e), shall thereby become a Lender hereunder and shall have all of the obligations, rights and benefits of a Lender hereunder and under the Security Documents (including the right to share equally and ratably with the other Lenders in the collateral security and guarantees provided thereunder). After the Term C Loan Closing Date, and subject to the terms and conditions of this Agreement, PGI may Convert Term C Loans of one Type into Term C Loans of another Type (as provided in Section 2.09 hereof) or Continue Term C Loans of one Type as Term C Loans of the same Type (as provided in Section 2.09 hereof). Proceeds of Term C Loans shall be available for any use permitted under Section 9.13 hereof."

          Section 2.06.  Borrowings.  Section 2.02 of the Credit Agreement
                         ----------
shall be amended by adding after the words "Term B-1 Loan Lender" in the second sentence thereof the following: "or Term C Loan Lender".

          Section 2.07.  Reduction of Commitments.  Section 2.04(a) of the
                         ------------------------
Credit Agreement shall be amended by inserting the following after the third sentence thereof:

          "The Term C Loan Commitments shall be automatically terminated on the Term C Loan Closing Date (following the making of the loans under Section 2.01(e) hereof to be made on such Date) or, if the Term C Loan Closing Date does not occur prior to the Term C Loan Commitment Termination Date, on the Term C Loan Commitment Termination Date."

          Section 2.08.  Notes.  Section 2.08 of the Credit Agreement shall be
                         ------
amended by relettering paragraphs (e) and (f) thereof, as paragraph (f) and (g), respectively, and inserting a new paragraph (e) as follows:

          "(e) The Term C Loan made by each Term C Loan Lender to PGI shall be evidenced by a single promissory note of PGI, substantially in the form of Exhibit A-5 hereto, dated the Term C Loan Closing Date, payable to such Lender in a principal amount equal to the amount of its Term C Loan Commitment as originally in effect, and otherwise duly completed."

          Section 2.09.  Prepayments.  Section 2.10 of the Credit Agreement
                         -----------
shall be amended by deleting paragraph (e) in its entirety and replacing it with the following:

          "(e) Application.  Prepayments and reductions of Commitments
               -----------
     described in the above paragraphs of this Section 2.10 shall be effected as follows:

               (i) in the case of paragraphs (a), (c) and (d) above, the amount of the required prepayment and reduction shall be apportioned between the Term C Loans, the Term B-1 Loans, the Term B Loans and the Revolving Credit Loans (and Letter of Credit Liabilities) ratably in accordance with the respective then-outstanding aggregate principal amounts of the Term C Loans, the Term B-1 Loans, the Term B Loans and the Revolving Credit Commitments with the amounts so apportioned to be applied to the prepayment of the respective Loans of each such Class (and to provide cover for Letter of Credit Liabilities and to the reduction of Revolving Credit Commitments), such reductions of Revolving Credit Commitments, and prepayments of the Revolving Credit Loans, to be applied first to the reduction of Facility A Revolving
                               -----
          Credit Commitments (and to the prepayment first of Facility A Revolving Credit Loans denominated in U.S. Dollars, second to the prepayment of Facility A Revolving Credit Loans denominated in Dutch Guilders and third to provide cover for Letter of Credit Liabilities), and second, after all outstanding Facility A Revolving Credit
              ------
          Commitments have been reduced to zero (and all Facility A Revolving Credit Loans paid in full and cover for all Letter of Credit Liabilities provided), to the reduction of Facility B Revolving Credit Commitments (and to the prepayment of Facility B Revolving Credit Loans), provided that to the extent any such required reduction of
                  --------
          Revolving Credit Commitments shall exceed the then-outstanding aggregate principal amount of Revolving Credit Loans (and Letter of Credit Liabilities), such excess shall be applied ratably to the prepayment of Term C Loans, Term B-1 Loans and Term B Loans, and

               (ii) in the case of paragraph (b) above, the amount of the required prepayment and reduction shall be apportioned between the Term C Loans, the Term B-1 Loans, the Term B Loans and the Revolving Credit Loans (and Letter of Credit Liabilities) ratably in accordance with the respective then-outstanding aggregate principal amounts of the Term C Loans, the Term B-1 Loans, the Term B Loans and the Revolving Credit Commitments with the amounts so apportioned to be applied to the prepayment of the Term C Loans, to the prepayment of the Term B-1 Loans, to the prepayment of the Term B Loans and to the prepayment of the Revolving Credit Loans (to provide cover for Letter of Credit Liabilities), but not to the reduction of the Revolving Credit Commitments, such prepayments to the Revolving Credit Loans to be applied first to Facility A Revolving Credit Loans denominated in
                     -----
          U.S. Dollars, second to Facility A Revolving Credit Loans denominated
                        ------
          in Dutch Guilders, third to the provision of cover for Letter of
                             -----
          Credit Liabilities and fourth to Facility B Revolving Credit Loans.
                                 ------

     Notwithstanding anything herein to the contrary, any Term Loan Lender shall have the option to forego a prepayment of any Term Loan at its sole discretion, and in any such case, the amount of any such foregone prepayment will be applied pro rata to the outstanding Term Loan Lenders who have not foregone such prepayment; provided, in the event that, with
                                            --------
     respect to any such prepayment, each Term Loan Lender shall forego such prepayment, the amount of such foregone prepayment will be applied pro rata to the outstanding Revolving Credit Loans (and Letter of Credit Liabilities) of the Revolving Credit Lenders (and, in the case of any such prepayment contemplated by paragraphs (a), (c) or (d) above, to the reduction of the Revolving Credit Commitments), all in accordance with and subject to the priorities set forth in clauses (i) and (ii) above."

          Section 2.10.  Amortization of Term C Loans.  Section 3.01 of the
                         ----------------------------
Credit Agreement shall be amended by inserting the following new paragraph (e):

          "(e) PGI hereby promises to pay to the Administrative Agent in U.S. Dollars for account of the Term C Loan Lenders the following aggregate principal amounts on the following Principal Payment Dates:

                  Principal Payment Date                Amount of Payment
                  ----------------------                -----------------
                    December 20, 2000                   U.S. $   500,000

                    June 20, 2001                       U.S. $   500,000
                    December 20, 2001                   U.S. $   500,000

                    June 20, 2002                       U.S. $   500,000
                    December 20, 2002                   U.S. $   500,000

                    June 20, 2003                       U.S. $   500,000
                    December 20, 2003                   U.S. $   500,000

                    June 20, 2004                       U.S. $   500,000
                    December 20, 2004                   U.S. $   500,000

                    June 20, 2005                       U.S. $   500,000
                    December 20, 2005                   U.S. $   500,000

                    June 20, 2006                       U.S. $47,250,000
                    December 20, 2006                   U.S. $47,250,000

          In the event that the aggregate principal amount of Term C Loans made on the Term C Loan Closing Date shall be less than U.S. $100,000,000, then each of the installments set forth above shall be ratably reduced."

          Section 2.11.  Limitation of Eurodollar Loans.  Section 5.02 of the
                         ------------------------------
Credit Agreement shall be amended by deleting Section 5.02(b) in its entirety and replacing it with the following:

          "(b) if the related Loans are Facility A Revolving Credit Loans, the Majority Facility A Revolving Credit Lenders determine or, if the related Loans are Term B Loans, the Majority Term B Loan Lenders determine or, if the related Loans are Term B-1 Loans, the Majority Term B-1 Loan Lenders determine or, if the related Loans are Term C Loans, the Majority Term C Loan Lenders determine (in each case, which determination shall be conclusive), and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurocurrency Base Rate" in
     Section 1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely to adequately cover the cost to such Lenders of making or maintaining Eurodollar Loans for such Interest Period;"

          Section 2.12.  Conditions.  Section 7.02 of the Credit Agreement
                         ----------
shall be deleted in its entirety and replaced with the following:

          "7.02  Initial and Subsequent Extensions of Credit. The obligation of
                 -------------------------------------------
     the Lenders to make any Loan, including, without limitation, the obligation to create and discount any Bankers' Acceptance, or otherwise extend any credit to the Borrowers upon the occasion of each borrowing or other extension of credit hereunder (including the initial borrowing, the borrowing to be made on the Term B Loan Closing Date, the borrowing to be made on the Term B-1 Loan Closing Date and the borrowing to be made on the Term C Loan Closing Date) is subject to the further conditions precedent that, both immediately prior to the making of such Loan or creation and discount of such Bankers' Acceptance or other extension of credit and also after giving effect thereto and to the intended use thereof:

                    (a)  no Default shall have occurred and be continuing; and

                    (b) the representations and warranties made by the Obligors in Section 8 hereof, and by each of the Group Members in each of the other Basic Documents to which it is a party, shall be true and complete on and as of the date of the making of such Loan or other extension of credit with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

     Each notice of borrowing or request for the issuance of a Letter of Credit by the Borrowers hereunder shall constitute a certification by the Borrowers to the effect set forth in the preceding sentence (both as of the date of such notice or request and, unless the Borrowers otherwise notify the Administrative Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance).

                 Notwithstanding anything herein to the contrary, for purposes of Loans to be made on the Term C Loan Closing Date, any determination to be made that there has been no material adverse change in the financial condition, operation, business or prospects of PGI and its consolidated Subsidiaries taken as a whole from that set forth in the financial statements referred to in Section 8.02 hereof shall be made only by the Administrative Agent."

                 Section 2.13.  Additional Conditions to Term C Loans.
                                -------------------------------------
Section 7 of the Credit Agreement shall be amended by adding the following new
Section 7.05:

                 "7.05 Term C Loan Closing Date. Without in any way limiting the
                       ------------------------
         applicability of Section 7.02 hereof, the obligation of each Term C Loan Lender to make its Term C Loan on the Term C Loan Closing Date is subject to the satisfaction of the following conditions precedent or, as applicable, to the receipt by the Administrative Agent of the following documents, in each case in a manner in form and substance satisfactory to the Administrative Agent:

                       (a)  Corporate  Documents.  Certified  copies  of the
                            --------------------
                 charter and by-laws (or equivalent documents) of each Group Member and of all corporate authority for each Group Member (including, without limitation, board of director resolutions and evidence of the incumbency of officers) with respect to the execution, delivery and performance of such Basic Documents to which such Group Member is or is intended to be a party and each other document to be delivered by such Group Member from time to time in connection with the transactions contemplated in connection with the Term C Loan Commitments and Term C Loans hereunder (and the Administrative Agent and each Lender may

                                Amendment No. 4
                                ---------------
                 conclusively rely on such certificate until it receives notice in writing from such Group Member).

                           (b)  Officer's Certificate. A certificate of a senior
                                ---------------------
                 financial officer of PGI, dated the Term C Loan Closing Date, to the effect set forth in paragraphs (a) and (b) of the first sentence of Section 7.02 hereof.

                           (c)  Opinion  of  Counsel  to the Group  Members.  An
                                -------------------------------------------
                 opinion, dated the Term C Loan Closing Date, of Kirkland & Ellis, special New York counsel to the Group Members, covering matters covered by the opinions of Kirkland & Ellis delivered in connection with the Credit Agreement (including, without limitation, with respect to the Term C Loans), and in each case covering such other matters as the Administrative Agent or any Lender may reasonably request, including, without limitation, matters related to the Security Documents (and each Obligor hereby instructs such counsel to deliver each such opinion to the Lenders and to the Administrative Agent).

                           (d)  Additional Security Documents.  The
                                -----------------------------
                 Administrative Agent shall have received the following:

                                    (i)   all necessary modifications or
                           confirmations to the Security Documents in effect on the Term C Loan Closing Date duly executed and delivered so as to ensure the continued effectiveness of the security interests created thereby and the spreading of the liens created thereby to cover the additional obligations to be incurred by the Obligors on the Term C Loan Closing Date, in each case covering such matters as shall be requested by the Administrative Agent and in each case in form and substance satisfactory to the Administrative Agent; and

                                    (ii)  evidence that such other action
                           (including, in the case of real property, obtaining appropriate mortgagee title insurance policies) as shall be necessary to perfect or record the Liens contemplated by the foregoing clause (i) under applicable law shall have been taken.

                           (e) Notes. The Term C Loan Notes described in Section
                               -----
                 2.08(e) hereof shall have been duly completed and executed.

                           (f) Other Documents. Such other documents as the
                               ---------------
                 Administrative Agent, any Lender or special New York counsel to Chase may reasonably request."

                                Amendment No. 4
                                ---------------

                 Section 2.14.  Leverage Ratio.  Section 9.10(a) of the Credit
                                --------------
     Agreement shall be deleted in its entirety and replaced with the following:

                 "(a)  Leverage Ratio.  PGI will not permit the Leverage Ratio
                       --------------
     to exceed the following respective ratios at any time during the following respective periods:

                   Period                                              Ratio
                   ------                                              -----
         From the Effective Date through
          but excluding the last day
          of the fourth fiscal quarter in 2000                       5.75 to 1

         From the last day of the fourth fiscal
          quarter in 2000 through but excluding the
           last day of the first fiscal quarter in 2001              5.50 to 1

         From the last day of the first fiscal
          quarter in 2001 through but excluding the
           last day of the second fiscal quarter in 2001             5.25 to 1

         From the last day of the second fiscal
          quarter in 2001 through but excluding the
           last day of the first fiscal quarter in 2002              4.75 to 1

         From the last day of the first fiscal
          quarter in 2002 through but excluding the
           last day of the first fiscal quarter in 2003              4.50 to 1

         From the last day of the first fiscal
           quarter in 2003 and at all times thereafter               4.25 to 1

                                Amendment No. 4
                                ---------------

                  Section 2.15.  Fixed Charges Ratio.  Section 9.10(c) of the
                                 -------------------
Credit Agreement shall be deleted in its entirety and replaced with the following:

                  "(c)  Fixed Charges Ratio. PGI will not permit the Fixed
                        -------------------
         Charges Ratio to be less than the following respective ratios at the end of any fiscal quarter which falls within the following respective periods:

                      Period                                          Ratio
                      ------                                          -----
                From the Amendment No. 4 Effective Date
                  but excluding the last day
                  of the second fiscal quarter in 2000              1.30 to 1

                From the last day of the second fiscal
                  quarter in 2000 and at all times thereafter       1.40 to 1"

                  Section 2.16.  Year 2000 Issues.  Section 9.19 of the Credit
                                 ----------------
Agreement shall be deleted in its entirety and replaced with the following:

                  "9.19. Year 2000 Issues. Any reprogramming  required to permit
                         ----------------
         the proper functioning, in and following the year 2000, of (i) the computer systems of the Borrower and its Subsidiaries and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the systems of the Borrower and its Subsidiaries interface) and the testing of all such systems and equipment, as so reprogrammed, has been completed in all material respects. The computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower and its Subsidiaries to conduct its business without a Material Adverse Effect."

                  Section 2.17.  Certain Agency Provisions.  Sections 11.02 and
                                 -------------------------
11.03 of the Credit Agreement shall be amended by adding after the words "the Majority Term B-1 Loan Lenders" the following wherever such words appear: "or the Majority Term C Loan Lenders".

                                Amendment No. 4
                                ---------------

                  Section  2.18.   Amendments.   Section  12.04  of  the  Credit
                                   ----------
Agreement shall be amending by adding the words "or Majority Term C Loan Lenders" immediately after the words "Majority Term B-1 Loan Lenders" in clause
(b) thereof and by replacing the word "and" immediately before clause (D) with a comma, and inserting immediately after clause (D) a new clause (E) as follows:

         "and (E) no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling PGI to satisfy a condition precedent to the making of a Term C Loan shall be effective against the Term C Loan Lenders for the purposes of the Term C Loan Commitments unless the Majority Term C Loan Lenders shall have concurred with such waiver or modification."

                  Section 2.19. Treatment of Certain Information;
                                --------------------------------
Confidentiality.  Section  12.16(b) of the Credit Agreement shall be amending by
---------------
renumbering clause (vii) thereof as clause (viii) and adding a new clause (vii) as follows:

         "(vii) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this
         Section 12.16), or to any nationally recognized rating agency that requires access to information about a Lender."

                  Section 2.20.   Certain Tax Considerations.  Section 12.19(a)
                                  --------------------------
shall be amended by adding after the words "or Term B-1 Loan Lender" in the first sentence thereof the following: "or Term C Loan Lender"

                  Section 2.21.  Additional Schedule and Exhibit.  The Credit
                                 -------------------------------
Agreement shall be amended by attaching thereto and making a part thereof Exhibit A-5 attached hereto.

                  Section 3. Security Agreement. Effective as of the Term C Loan
                             ------------------
Closing Date, PGI, the Domestic Non-Borrower Guarantors and the Administrative Agent agree that the Security Agreement shall be amended by replacing the amount "U.S. $500,000,000" in the third paragraph thereof with the amount "U.S. $600,000,000" and, for avoidance of doubt, that the "Credit Agreement" referred to in the Security Agreement shall mean the Credit Agreement as amended hereby.

                  Section  4.  Representations and Warranties. Each Obligor
                               ------------------------------
represents and warrants to the Lenders and the Administrative Agent that the representations and warranties set forth in Section 8 of the Credit Agreement as amended hereby are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 8 to "this Agreement" include reference to this Amendment No. 4.

                  Section  5.  Miscellaneous.  Except  as herein  provided,  the
                               -------------
Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any

                                Amendment No.4
                                --------------
number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.


                                Amendment No.4
                                --------------

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.

                                 THE BORROWERS
                                 -------------

POLYMER GROUP, INC.                      PGI NONWOVENS B.V.

By  /s/ James G. Boyd                    By  /s/ James G. Boyd
   -------------------------------          -----------------------------------
       James G. Boyd                             James G. Boyd
Title: Executive Vice President          Title: Executive Vice President
          and CFO                                 and CFO



CHICOPEE HOLDINGS B.V.                   FABRENE INC.

By  /s/ James G. Boyd                    By  /s/ James G. Boyd
   -------------------------------          -----------------------------------
       James G. Boyd                             James G. Boyd
Title: Executive Vice President          Title: Executive Vice President
         and CFO                                  and CFO

                       DOMESTIC NON-BORROWER GUARANTORS
                       --------------------------------

FIBERTECH GROUP, INC.                       CHICOPEE, INC.

By  /s/ James G. Boyd                    By  /s/ James G. Boyd
   ------------------------------           -----------------------------------
       James G. Boyd                             James G. Boyd
Title: Executive Vice President          Title: Executive Vice President
         and CFO                                  and CFO

PGI POLYMER, INC.                        PGI EUROPE, INC.

By  /s/ James G. Boyd                    By  /s/ James G. Boyd
   ------------------------------           -----------------------------------
       James G. Boyd                             James G. Boyd
Title: Executive Vice President          Title:  Executive Vice President
         and CFO                                   and CFO

                               Amendment No. 4
                               ---------------

TECHNETICS GROUP, INC.                      FABRENE GROUP, L.L.C.


By  /s/ James G. Boyd                   By  /s/ James G. Boyd
   ------------------------------          -----------------------------------
    James G. Boyd                              James G. Boyd
Title: Executive Vice President         Title: Executive Vice President and CFO
         and CFO


FABRENE CORP.                               FIBERGOL CORPORATION

By  /s/ James G. Boyd                   By  /s/ James G. Boyd
   ------------------------------          -----------------------------------
       James G. Boyd                           James G. Boyd
Title: Executive Vice President         Title: Executive Vice President and CFO
        and CFO



FABRENE GROUP, INC.                         PNA CORP.

By  /s/ James G. Boyd                   By  /s/ James G. Boyd
   ------------------------------          -----------------------------------
       James G. Boyd                           James G. Boyd
Title: Executive Vice President         Title: Executive Vice President and CFO
         and CFO



FNA POLYMER CORP.                           FABPRO ORIENTED POLYMERS, INC.

By  /s/ James G. Boyd                   By  /s/ James G. Boyd
   ------------------------------          -----------------------------------
       James G. Boyd                           James G. Boyd
Title: Executive Vice President and CFO Title: Executive Vice President and CFO

                                Amendment No. 4
                                ---------------

                                    LENDERS
                                    -------

THE CHASE MANHATTAN BANK                    THE CHASE MANHATTAN
   as Lender and Administrative Agent        BANK OF CANADA

By: /s/ Peter Dedousis                      By: /s/ Christine Chan
   ----------------------------                -----------------------
         Peter Dedousis                      Name: Christine Chan
   Title: Managing Director                  Title: Vice President

                                            By: /s/ Ralph Kern
                                               -----------------------
                                             Name:  Ralph Kern
                                             Title: Vice President


THE BANK OF NOVA SCOTIA                     THE BANK OF NOVA SCOTIA,
                                             as Canadian Dollar Lender

By: /s/ William E. Zarrett                  By: /s/ Judy McKay
   ----------------------------                -----------------------
   Name: William E. Zarrett                  Name: Judy McKay
   Title: Managing Director                  Title: Director


BHF (USA) CAPITAL CORPORATION               FIRST UNION NATIONAL BANK


By: /s/ J.P. Steinhauser                    By: /s/ David J.C. Silander
   ----------------------------                -----------------------
   Name: J.P. Steinhauser                    Name: David J.C. Silander
   Title: Associate                          Title: Vice President

By: /s/ D. McDougall
   ----------------------------
   Name: D. McDougall
   Title: Vice President


BALANCED HIGH YIELD FUND I LTD.,            BALANCED HIGH YIELD FUND II LTD.,
  By:  BHF (USA) CAPITAL CORPORATION         By:  BHF (USA) CAPITAL CORPORATION
       acting as Attorney-in-Fact                 acting as Attorney-in-Fact

By: /s/ J.P. Steinhauser                          By: /s/ J.P. Steinhauser
   ----------------------------                     -----------------------
   Name: J.P. Steinhauser                          Name: J.P. Steinhauser
   Title: Associate                                Title: Associate

By: /s/ Dana L. McDougall                         By: /s/ Dana L. McDougall
   ----------------------------                     -----------------------
   Name: Dana L. McDougall                         Name: Dana L. McDougall
   Title: Vice President                           Title: Vice President

                                Amendment No. 4
                                ---------------

CIBC INC.                                         CREDIT INDUSTRIEL
                                                   ET COMMERCIAL


By: /s/ Katherine Bass                            By: /s/ Brian O'Leary
   ----------------------------                      -----------------------
   Name: Katherine Bass                            Name: Brian O'Leary
   Title: Executive Director                       Title: Vice President

                                                  By: /s/ Sean Mounier
                                                   Name: Sean Mounier
                                                   Title: First Vice President


WACHOVIA BANK, N.A.                               DG BANK DEUTSCHE
                                                  GENOSSENSCHAFTSBANK AG


By: /s/ Donald E. Sellers, Jr.                    By: /s/ Sabine Wendt
   ----------------------------                      -----------------------
   Name: Donald E. Sellers, Jr.                    Name: Sabine Wendt
   Title: Vice President                           Title: Vice President


                                                  By: /s/ Lynne McCarthy
                                                     -----------------------
                                                   Name: Lynne McCarthy
                                                   Title: Vice President


MERITA BANK PLC.,                                 NATIONAL CITY BANK
  NEW YORK BRANCH


By: /s/ Clifford Abramsky                        By: /s/ Lisa B. Lisi
   ----------------------------                      -----------------------
   Name: Clifford Abramsky                        Name: Lisa B. Lisi
   Title: Vice President                           Title: Vice President

By: /s/ Anu Seppala
   ----------------------------
   Name: Anu Seppala
   Title: Vice President

                                Amendment No. 4
                                ---------------

ERSTE BANK                                     THE DAI-ICHI KANGYO
                                                BANK, LIMITED


By: /s/ Arcinee Hovanessian                    By: /s/ Ronald Wolinsky
   --------------------------------               --------------------------
   Name: Arcinee Hovanessian                    Name: Ronald Wolinsky
   Title: Vice President                        Title: Vice President & Group
                                                       Leader


By: /s/ John S. Runnion
   --------------------------------
   Name: John S. Runnion
   Title: First Vice President


BANK ONE, NA (MAIN OFFICE                      SEQUILS I, LTD.
CHICAGO)                                        By: TCW Advisors, Inc. as its
f.k.a. The First National Bank of Chicago           Collateral Manager


By: /s/ James F. Gable                         By: /s/ Jonathan R. Ingull
   --------------------------------               --------------------------
   Name: James F. Gable                         Name: Jonathan R. Ingull
   Title: Assistant Vice President              Title: Senior Vice President


                                               By: /s/ Justin L. Driscoll
                                                  --------------------------
                                                Name: Justin L. Driscoll
                                                Title: Senior Vice President


DELANO COMPANY                                 CAPTIVA IV FINANCE LTD.
  By: Pacific Investment Management Company     as advised by Pacific Investment
     as its investment advisor                  Management Company
   By:   PIMCO Management Inc., a
         general partner

By: _______________                            By: _______________
   Name:                                        Name:
   Title:                                       Title:

TRIGON HEALTHCARE INC.
  By:  Pacific Investment Management Company
   as its investment advisor, acting through The
   Bank of New York in the Nominee Name
     of Hare & Co.
  By:  PIMCO Management Inc., a general partner


By: _______________
   Name:
   Title:

                                Amendment No. 4
                                ---------------

ARCHIMEDES FUNDING II, LTD.                 ING HIGH INCOME PRINCIPAL
By: ING Capital Advisors LLC                PRESERVATION FUND HOLDINGS, LDC
    as Collateral Manager                   By: ING Capital Advisors LLC,
                                                as Investment Advisor


By: /s/ Michael D. Hatley                   By: /s/ Michael D. Hatley
   -----------------------------               ---------------------------
   Name: Michael D. Hatley                   Name: Michael D. Hatley
   Title: Managing Director                  Title: Managing Director


ARCHIMEDES FUNDING, L.L.C.
By: ING Capital Advisors LLC
    as Collateral Manager

By: /s/ Michael D. Hatley
   -----------------------------
   Name: Michael D. Hatley
   Title: Managing Director


MORGAN STANLEY DEAN WITTER                  AVALON CAPITAL LTD.
PRIME INCOME TRUST                          By: INVESCO Senior Secured
                                                Management as Portfolio Advisor

By: /s/ Sheila A. Finnesty                  By: _______________
   -----------------------------
   Name: Sheila A. Finnesty                  Name:
   Title: Senior Vice President              Title:

                                            By: _______________
                                             Name:
                                             Title:

PILGRIM PRIME RATE TRUST                    VAN KAMPEN CLO I, LTD.
By: Pilgrim Investments, Inc.               By: Van Kampen Management Inc.
  as its Investment Manager                     as Collateral Manager


By: _______________                         By: /s/ Darvin D. Pierce
                                               ---------------------------
   Name:                                     Name: Darvin D. Pierce
   Title:                                    Title: Vice President

                                Amendment No. 4
                                ---------------

SENIOR DEBT PORTFOLIO                        EATON VANCE INSTITUTIONAL   a
By: Boston Management and Research           SENIOR LOAN FUND
as Investment Advisor                         By: Eaton Vance Management,
                                              as Investment Adviser


By: /s/ Payson F. Swaffield                   By: /s/ Payson F. Swaffield
   ------------------------------               --------------------------
   Name: Payson F. Swaffield                  Name: Payson F. Swaffield
   Title: Vice President                      Title: Vice President


EATON VANCE SENIOR INCOME TRUST              SRV - HIGHLAND, INC.
By:  Eaton Vance Management,
as Investment Adviser


By: /s/ Payson F. Swaffield                  By: /s/ Kelly C. Walker
   ------------------------------             ----------------------------
   Name: Payson F. Swaffield                  Name: Kelly C. Walker
   Title: Vice President                      Title: Vice President



SUNTRUST BANK


By: /s/ Kim A. Willis
   ------------------------------
   Name: Kim A. Willis
   Title: Vice President


By: _______________
   Name:
   Title:



ABN AMRO BANK, N.V.                          FIRSTAR BANK, N.A.


By: _______________                          By: /s/ Mark A. Whitson
                                                --------------------------
   Name:                                      Name: Mark A. Whitson
   Title:                                     Title: Vice President

By: _______________
   Name:
   Title:

                               Amendment No. 4
                               ---------------

CYPRESSTREE INVESTMENT FUND,                   NORTH AMERICAN SENIOR FLOATING
LLC                                              RATE FUND

By: Cypress Tree Investment Management         By: Cypress Tree Investment
       Company, Inc.,                              Management Company, Inc.,
        its Managing Member                        as Portfolio Manager

By: /s/ Jeffrey W. Hever                       By: /s/ Jeffrey W. Hever
   -----------------------------                  -------------------------
   Name: Jeffrey W. Hever                       Name: Jeffrey W. Hever
   Title: Principal                             Title: Principal


CYPRESSTREE INVESTMENT MANAGEMENT              CYPRESSTREE INSTITUTIONAL
COMPANY, INC.                                  FUND, LLC

As: Attorney-in-Fact and on behalf of First    By: CypressTree Investment
     Allmerica Financial Life Insurance            Management Company, Inc.,
     Company as Portfolio Manager                  its Managing Member


By: /s/ Jeffrey W. Hever                       By: /s/ Jeffrey W. Hever
   -----------------------------                  -------------------------
   Name: Jeffrey W. Hever                       Name: Jeffrey W. Hever
   Title: Principal                             Title: Principal


CYPRESSTREE INVESTMENT PARTNERS II LTD.,       CYPRESSTREE SENIOR FLOATING
                                                RATE FUND

By: CypressTree Investment Management          By: CypressTree Investment
    Company, Inc.,                                 Management Company, Inc.,
    as Portfolio Manager                           as Portfolio Manager


By: /s/ Jeffrey W. Hever                       By: /s/ Jeffrey W. Hever
   -----------------------------                  -------------------------
   Name: Jeffrey W. Hever                       Name: Jeffrey W. Hever
   Title: Principal                             Title: Principal

                                Amendment No. 4
                                ---------------

KZH CRESCENT LLC                             KZH CRESCENT-2 LLC


By: _______________                          By: _______________
   Name:                                      Name:
   Title:                                     Title:


KZH CYPRESSTREE-1 LLC                        KZH ING-2 LLC


By: _______________                          By: _______________
   Name:                                      Name:
   Title:                                     Title:

                               Amendment No. 4
                               ---------------

                                                                     EXHIBIT A-5

                          [Form of Term C Loan Note]

                                PROMISSORY NOTE
                                (Term C Loans)


U.S. $_______________                                          ___________, 2000
                                                              New York, New York

         FOR VALUE RECEIVED, POLYMER GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Maker"),
                                                                   -----
hereby promises to pay to __________________ (the "Lender") [or registered
                                                   ------
assigns]/1/, for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the principal sum of _______________ U.S. Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Term C Loans made by the Lender to the Maker under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Term C Loan, at such office, in like money and funds, for the period commencing on the date of such Term C Loan until such Term C Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          [This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the register maintained for such purpose by or on behalf of PGI as provided by the Credit Agreement.]

          The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Term C Loan made by the Lender to the Maker, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof (and the Maker hereby authorizes the Lender to endorse such recording on the schedule attached hereto), provided that the failure of the Lender to make any such
                  --------
recordation or endorsement shall not affect the obligations of the Maker to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Term C Loans made by the Lender.

          This Note is one of the Term C Loan Notes [(constituting a Registered
Note)] referred to in the Second Amended, Restated and Consolidated Credit Agreement dated as of July 3, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Maker, the other
                        ----------------
"Borrowers" named therein, the Domestic Non-

________________
/1/  Bracketed language to be inserted into Registered Notes






                                Term C Loan Note
                                ----------------

Borrower Guarantors named therein, the lenders named therein (including the Lender), and The Chase Manhattan Bank, as Administrative Agent, and evidences Term C Loans made by the Lender to the Maker thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

          Except as permitted by Section 12.06(b) of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

          This Note shall be governed by, and construed in accordance with, the law of the State of New York.

          The Maker hereby waives presentment, demand, notice of protest or notice of any other kind with respect to this Note.

                                   POLYMER GROUP, INC.


                                   By_______________________
                                     Name:
                                     Title:







                               Term C Loan Note
                               ----------------

                           SCHEDULE OF TERM C LOANS

          This Note evidences Term C Loans made to the Maker, or Continued or Converted, under the within-described Credit Agreement, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:

                                                               Amount
   Date           Prin-                                         Paid,
   Made,          cipal                         Duration      Prepaid,         Unpaid
 Continued       Amount      Type                  of         Continued         Prin-
    or             of         of     Interest   Interest         or             cipal       Notation
 Converted        Loan       Loan      Rate      Period       Converted        Amount        Made by
 ---------        ----       ----    --------    ------       ---------        ------        -------








                               Term C Loan Note
                               ----------------